FINANCIAL INVESTORS TRUST

Seafarer Overseas Growth and Income Fund

(Investor Class and Institutional Class)

SUPPLEMENT DATED MARCH 15, 2012 TO THE

PROSPECTUS

DATED JANUARY 30, 2012

The section titled “Buying Shares” found on page 30 of the Prospectus is hereby deleted and replaced in its entirety with the following:

“Buying Shares”

In order to buy, redeem or exchange shares at that day’s price, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time).  If the NYSE closes early, you must place your order prior to the actual closing time.  Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.  It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund.  Otherwise, you will receive the next business day’s price.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens and residents.